UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 18, 2025
Date of Report (date of earliest event reported)
___________________________________
JUSHI HOLDINGS INC.
(Exact name of registrant as specified in its charter)
___________________________________

British Columbia (State or other jurisdiction of incorporation or organization)	000-56468 (Commission File Number)	98-1547061 (I.R.S. Employer Identification Number)
301 Yamato Road, Suite 3250 Boca Raton, FL 33431
(Address of principal executive offices and zip code)
(561) 617-9100
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Modification to Loan Agreement
On September 18, 2025, Jushi Holdings Inc. (the “Company”) and certain of its subsidiaries and FVCBank (the “Lender”) entered into a modification agreement (the “Modification Agreement”) with respect to its loan agreement, dated April 6, 2023, by and between certain subsidiaries of the Company and the Lender.

The Modification Agreement increases the principal outstanding balance of the loan by $4,000,000 (the “Additional Loan Proceeds”), extends the maturity date to September 18, 2030, and lowers the interest rate floor from 8.25% to 7.50% (but does not change the interest rate, which remains the average 30-day secured overnight financing rate plus 3.55%). The loan, as modified, remains principally secured by the Company’s cultivation and manufacturing facility located in Manassas, Virginia (the “Property”). Additionally, the Modification Agreement requires $761,113.98 of the Additional Loan Proceeds be placed in a restricted account to be used for the fulfillment of certain conditions related to the existing construction on the Property.

The foregoing summary of the Modification Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Modification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
The Company issued a press release, dated September 22, 2025, relating to the Modification Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01.

The information disclosed pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Allonge and Modification Agreement, dated September 18, 2025, by and among Dalitso LLC, JREHVA, LLC, Jushi VA, LLC, Jushi Holdings Inc. and FVCBank.
99.1	Press Release of Jushi Holdings Inc., dated September 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.
Date: September 22, 2025	By:	/s/ Jon Barack
Jon Barack
President, Chief Revenue Officer and Corporate Secretary